SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): September 20, 2001

                                   ePlus inc.

             (Exact name of registrant as specified in its charter)

     Delaware                      000-28926                54-1817218
 (State or other                Commission File         Number (IRS Employer
 jurisdiction) of                                       Identification No.)
 incorporation

                  400 Herndon Parkway, Herndon, Virginia 20176
          (Address, including zip code, of principal executive office)

                                 (703) 834-5710
              (Registrant's telephone number, including area code)

Item 5. Other Events

On September 20, 2001, ePlus inc. issued a press release announcing that its Board of Directors authorized the repurchase from time to time of up to 750,000 shares of its outstanding common stock to a maximum of $5,000,000. The purchases can commence immediately and end no later than September 20, 2002. The purchases may be made in the open market or in privately negotiated transaction, subject to availability, at prices deemed appropriate by management.




Item 7. Exhibits

Exhibit
Number         Exhibit Description

99.1 Press Release dated September 20, 2001, "ePlus Announces Stock Repurchase Program".

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ePlus inc.

Dated:  September 25, 2001                   By:/s/Steven J. Mencarini
                                                ----------------------
                                                   Steven J. Mencarini
                                                   Chief Financial Officer




                                 EXHIBIT INDEX

Exhibit
Number              Exhibit Description

99.1 Press Release dated September 20, 2001, "ePlus Announces Stock Repurchase Program".